UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 22, 2008

(Date of earliest event reported)  May 19, 2008

NITRO PETROLEUM INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-50932	98-0488493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260-7250 Northwest Expressway

Oklahoma City, Oklahoma   73132

(Address of principal executive offices)	(Zip Code)

(405) 728-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2008, the Board of Directors of Nitro Petroleum Incorporated (the “Corporation”) announced that Günther J. Weisbrich had been appointed as a member of the Corporation’s Board of Directors. Mr. Weisbrich’s appointment was subsequently delayed, and has now become effective May 19, 2008. The effective date of Mr. Weisbrich’s appointment was delayed pending the filing of the Corporation’s Annual Report on Form 10-KSB for the fiscal-year ended January 31, 2008, which was filed on May 15, 2008. Mr. Weisbrich was appointed to serve as a member of the Board of Directors until the next annual meeting of the Corporation’s stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated May 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITRO PETROLEUM INCORPORATED

By /s/ Larry Wise

Larry Wise, President

May 22, 2008

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press release dated May 22, 2008	Filed herewith electronically

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